EXHIBIT 4.2

[FACE OF CERTIFICATE]
COMMON SHARES
NUMBER
INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS
ORIGIN AGRITECH LIMITED
COMMON SHARES
SHARES
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP TO COME
This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
ORIGIN AGRITECH LIMITED
transferable upon the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to the laws of the British Virgin Islands and to the provisions of the Memorandum and Articles of Association of the corporation as now or hereafter amended, to all of which the holder of this certificate, by acceptance hereof, assents.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the corporation has caused this certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.
Dated:
TREASURER
[SEAL]
CHAIRMAN OF THE BOARD
COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- ........(Cust)................. Custodian
..........(Minor)................
under Uniform Gifts to Minors
Act .......................(State).......................................
Additional abbreviations may also be used though not in the above list.
For value received, ____________________________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated

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NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.